As filed with the Securities and Exchange Commission on February 6, 2015

Registration No. 333-158552

811-08904

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 6	☒

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 131	☒

NYLIAC VARIABLE ANNUITY

SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Laura Molnar Bramson, Esq.

New York Life Insurance and Annuity Corporation

1 Rockwood Road

Sleepy Hollow, New York 10591

(Name and Address of Agent for Service)

Copy to:

Richard Choi, Esq.	Sara L. Badler, Esq.
Carlton Fields Jorden Burt	Senior Vice President,
1025 Thomas Jefferson Street, NW Suite 400 East	Deputy General Counsel and Chief Investments Counsel
Washington, DC 20007-5208	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	on May 1, 2015 pursuant to paragraph (b) of Rule 485.
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

Explanatory Note

Registrant is filing this Post-Effective Amendment No. 6 (the “Amendment”) for the purpose of adding an updated version of the New York Life Complete Access Variable Annuity policy (CAVA) currently offered through this Registration Statement. The updated policy is called the New York Life Complete Access Variable Annuity II (CAVA II). As we begin selling CAVA II, we will discontinue sales of CAVA. We are asking that the Amendment become effective automatically 60 days after filing pursuant to Rule 485(a)(1), on April 7, 2015. Registrant will file a subsequent amendment pursuant to Rule 485(b) to include annual update changes to the registration statement and the prospectuses contained therein, including the prospectus for CAVA. This Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein.

PROSPECTUS DATED May 1, 2015

for

New York Life Complete Access Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the individual flexible premium New York Life Complete Access Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Accumulation Value of the policy. The M&E charge may vary based on the Accumulation Value of the policy when the M&E charge is assessed. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, a Dollar Cost Averaging program, and the Investment Divisions listed below. You may also allocate your premium payments to the available Asset Allocation Models.

•  MainStay VP Balanced — Service Class

•  MainStay VP Bond — Service Class

•  MainStay VP Cash Management

•  MainStay VP Common Stock — Service Class

•  MainStay VP Conservative Allocation — Service Class

•  MainStay VP Convertible — Service Class

•  MainStay VP Cornerstone Growth — Service Class

•  MainStay VP Eagle Small Cap Growth — Service Class

•  MainStay VP Emerging Markets Equity — Service Class

•  MainStay VP Floating Rate — Service Class

•  MainStay VP Government — Service Class

•  MainStay VP Growth Allocation — Service Class

•  MainStay VP High Yield Corporate Bond — Service Class

•  MainStay VP ICAP Select Equity — Service Class

•  MainStay VP Income Builder — Service Class

•  MainStay VP International Equity — Service Class

•  MainStay VP Janus Balanced — Service Class

•  MainStay VP Large Cap Growth — Service Class

•  MainStay VP Marketfield — Service Class

•  MainStay VP MFS® Utilities — Service Class

•  MainStay VP Mid Cap Core — Service Class

•  MainStay VP Moderate Allocation — Service Class

•  MainStay VP Moderate Growth Allocation — Service Class

•  MainStay VP PIMCO Real Return — Service Class

•  MainStay VP S&P 500 Index — Service Class

•  MainStay VP T. Rowe Price Equity Income — Service Class

•  MainStay VP Unconstrained Bond — Service Class

•  MainStay VP U.S. Small Cap — Service Class

•  MainStay VP Van Eck Global Hard Assets — Initial Class

•  American Funds IS New World Fund® — Class 4

•  BlackRock® Global Allocation V.I. Fund — Class III Shares

•  BlackRock® High Yield V.I. Fund — Class III Shares

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Dreyfus IP Technology Growth — Service Shares

•  Fidelity® VIP Contrafund® — Service Class 2

•  Fidelity® VIP Equity-Income — Service Class 2

•  Fidelity® VIP Growth Opportunities — Service Class 2

•  Fidelity® VIP Mid Cap — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Aspen Global Research Portfolio — Service Shares

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Neuberger Berman AMT Mid-Cap Growth Portfolio — Class S

•  PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Royce Micro-Cap Portfolio — Investment Class

•  UIF U.S. Real Estate Portfolio — Class II

•  Victory VIF Diversified Stock — Class A Shares

Asset Allocation Models

Aggressive	Moderately Aggressive

35% MainStay VP Growth Allocation

15% Fidelity® VIP Contrafund

10% MainStay VP Marketfield

10% MainStay VP Unconstrained Bond

10% MFS® Investors Trust Series

7% American Funds IS New World Fund®

7% Neuberger Berman AMT Mid-Cap Growth Portfolio

6% Invesco V.I. International Growth Fund

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

8% MainStay VP Marketfield

5% MFS® Investors Trust Series

5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

5% PIMCO VIT Total Return

4% Invesco V.I. International Growth Fund

3% American Funds IS New World Fund®

3% Neuberger Berman AMT Mid-Cap Growth Portfolio

Moderate	Moderately Conservative

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

8% MainStay VP High Yield Corporate Bond

5% MainStay VP Marketfield

3% Invesco V.I. International Growth Fund

2% American Funds IS New World Fund®

2% Neuberger Berman AMT Mid-Cap Growth Portfolio

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

6% MainStay VP High Yield Corporate Bond

3% MainStay VP Marketfield

2% Fidelity® VIP Contrafund

2% Invesco V.I. International Growth Fund

1% American Funds IS New World Fund®

1% Neuberger Berman AMT Mid-Cap Growth Portfolio

Conservative
30% MainStay VP Unconstrained Bond 25% MainStay VP Conservative Allocation 20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) 20% PIMCO VIT Total Return 5% MainStay VP High Yield Corporate Bond

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Model corresponds with one of the five Investment Objectives identified on your Investor Profile

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the Janus Aspen Series, the MFS® Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (the “Funds,” and each individually, a “Fund”). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2015. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Accumulation Value (if applicable) and the DCA Advantage Accumulation Value of a policy.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and the DCA Advantage Account reduced by any withdrawals (including Future Income Purchases) in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging. Amounts are transferred from the DCA Advantage Account to the Investment Division proportionally on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less policy service charges deducted from the Fixed Account. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Complete Access Variable Annuity II.”

Owner (you, your): The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive annuity income payments, under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy, divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Separate Account—NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Current and guaranteed maximum Surrender Charge as a percentage of the amount withdrawn	None
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge (for policies with less than $100,000 Accumulation Value)	$40
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value).	1.60%

Optional Rider Charges

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner is age 65 or younger when policy is issued	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner is age 66 to 75 inclusive when policy is issued	0.35%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/13.	0.47%	2.85%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2014. The Fund or its agents provided the fees and charges that are based on 2013 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.85%	1.13%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.04%	1.20%	1.49%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.03%	0.98%	1.26%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.10%	1.38%

Please refer to the applicable fund prospectus for additional information.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

§	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.10%	1.05%
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%	0.78%
MainStay VP Cash Management	0.44%		0.00%	0.03%	0.47%
MainStay VP Common Stock — Service Class	0.55%		0.25%	0.04%	0.84%
MainStay VP Convertible — Service Class	0.60%		0.25%	0.04%	0.89%
MainStay VP Cornerstone Growth — Service Class	0.67%		0.25%	0.04%	0.96%
MainStay VP Eagle Small Cap Growth — Initial Class*	0.81	%(a)	0.00%	0.04%	0.85%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(a)	0.25%	0.04%	1.10%
MainStay VP Emerging Markets Equity — Service Class	1.10%		0.25%	0.17%	1.52%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.04%	0.89%
MainStay VP Government — Service Class	0.50%		0.25%	0.04%	0.79%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.03%	1.04%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.07%	0.89%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%	1.20%
MainStay VP Janus Balanced — Service Class	0.55	%(h)	0.25%	0.04%	0.84%
MainStay VP Janus Balanced — Initial Class*	0.55	%(h)	0.00%	0.04%	0.59%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%
MainStay VP Marketfield — Service Class	1.40%		0.25%	1.20%	2.85	%(i)
MainStay VP MFS® Utilities — Service Class	0.73%		0.25%	0.06%	1.04%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.07%	1.17	%(j)
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.11%	0.86%
MainStay VP S&P 500 Index — Service Class	0.25%		0.25%	0.03%	0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.04%	1.03	%(b)
MainStay VP Unconstrained Bond — Service Class	0.60%		0.25%	0.05%	0.90%
MainStay VP U.S. Small Cap — Service Class	0.78%		0.25%	0.05%	1.08%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89%		0.00%	0.04%	0.93%
American Funds IS New World Fund® — Class 4	0.73%		0.25%	0.30%	1.28%
BlackRock® Global Allocation V.I. Fund — Class III Shares	0.62%		0.25%	0.24%	1.11	%(c)
BlackRock® High Yield V.I. Fund — Class III Shares	0.54%		0.25%	0.28%	1.07	%(d)
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.79%		0.25%	0.19%	1.23%

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses		Total Fund Annual Expense(#)
Dreyfus IP Technology Growth — Service Shares	0.75%	0.25%		0.10%		1.10%
Fidelity® VIP Contrafund® — Service Class 2	0.55%	0.25%		0.09%		0.89%
Fidelity® VIP Equity-Income — Service Class 2	0.45%	0.25%		0.12%		0.82%
Fidelity® VIP Growth Opportunities — Service Class 2	0.55%	0.25%		0.14%		0.94%
Fidelity® VIP Mid Cap — Service Class 2	0.55%	0.25%		0.09%		0.89%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%		0.29	%(e)	1.26%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%		0.32	%(e)	1.28%
Janus Aspen Global Research Portfolio — Service Shares	0.48%	0.25%		0.05%		0.78%
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.06%		1.06%
MFS® Research Series — Service Class	0.75%	0.25%		0.06%		1.06%
Neuberger Berman AMT Mid-Cap Growth — Class S	0.85%	0.25%		0.16%		1.26	%(f)
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.02%		1.02%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.00%		0.75%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%		0.09%		1.34%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.35	%(g)	0.30%		1.45%
Victory VIF Diversified Stock — Class A Shares	0.30%	0.25%		0.61%		1.16%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.
(a)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.10% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.
(f)	Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2017 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.25% of the average daily net asset value of the Mid Cap Growth Portfolio; The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(g)	The Portfolio’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
(h)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(i)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.85% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(j)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.11% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

Investment Division	1 yr	3 yr	5 yr	10 yr
MainStay VP Marketfield—Service Class
without any Riders	$472.50	$1,497.75	$2,520.82	$5,068.87
with ADBR Rider	$507.50	$1,597.79	$2,679.24	$5,343.90

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE COMPLETE ACCESS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Complete Access Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1.	What is the New York Life Complete Access Variable Annuity II?

The New York Life Complete Access Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model as well as the DCA Advantage Account and/or the Fixed Account. (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2.	Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

SEPARATE ACCOUNT

Separate Account III currently consists of 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

FIXED	ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. You may allocate up to 25% of each premium payment to the Fixed Account, up to a maximum of $250,000 in premium payments.

(b) You can also allocate your premium payments to the 6-month DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions. (See “THE DCA ADVANTAGE ACCOUNT.”)

3.	Can I make transfers among the Investment Divisions and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date. However, transfers from the Investment Divisions to the Fixed Account are limited to $5,000 per year. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the Automatic Asset Rebalancing option as described herein.

4.	What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $40 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge). This charge, on an annual basis, is 1.60% of the average daily net asset value of the Separate Account. (See “CHARGES AND DEDUCTIONS—Separate Account Charges.”)

If you select the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5.	What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $500 or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

6.	How are premium payments allocated?

We allocate the initial premium payment to the Investment Divisions, Asset Allocation Model, Fixed Account and/or the DCA Advantage Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated to an Allocation Option at the close of the Business Day on which they are received. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and additional premium payments is subject to our suitability standards. The maximum percentage of any one premium payment that can be allocated to the Fixed Account (if applicable) is described in the Policy Date Page.

7.	What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8.	Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. You may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

9.	How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

10.	What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the Accumulation Value as of the day we receive a claim form containing all the information we need, or

(b)	the Return of Premium Death Benefit.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11.	What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner and Annuitant if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12.	Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit (see “THE POLICIES—Electronic Delivery”), calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in a form acceptable to us, but without any deduction for premium taxes. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13.	What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14.	Are policy loans available?

Policy loans are not available.

15.	Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center
Madison Square Station
P.O. Box 922
New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center
51 Madison Avenue, Room 251
New York, NY 10010

Written service requests will be effective as of the Business Day they are received in a form acceptable to us at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16.	How do I contact NYLIAC by Telephone or by the Internet?

a.	By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES—Virtual Service Center and Interactive Voice Response System.”)

b.	By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES—Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17.	Where do I send subsequent premium payments?

Subsequent premium payments must be sent to one of the following addresses:

Regular Mail	NYLIAC
75 Remittance Drive
Suite 3021
Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021
c/o The Northern Trust Bank
350 North Orleans Street
Receipt & Dispatch, 8th Floor
Chicago, IL 60654

Subsequent premium payments will be credited as of the Business Day they are received in a form acceptable to us at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES—Policy Application and Premium Payments.”)

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2013, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PriceWaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The Policies are first being offered as of the date of this Prospectus, therefore no condensed financial information is available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $132.6 billion at the end of 2013. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 78 Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time. Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus, subject to model availability.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.) We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Accumulation Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus, subject to model availability. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”, below.

You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model.

You may also have funds from the DCA Advantage Account allocated to an Asset Allocation Model. Allocation Options other than the Asset Allocation Models are available that may enable you to allocate your Accumulation Value with similar risk and/or return characteristics.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time.

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. The Automatic Asset Rebalancing will keep your Accumulation Value at these initial percentages and in line with your current investment objective. (See “THE POLICIES—Automatic Asset Rebalancing”.) Note that unless you instruct us otherwise in the application or in a subsequent notice, AAR will automatically be applied to your policy.

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment	MainStay VP Conservative Allocation
	Management LLC	MainStay VP Growth Allocation
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation

	Subadviser:	MainStay VP Bond
	New York Life Investors LLC (“NYL	MainStay VP Cash Management
	Investors”)	MainStay VP Floating Rate

	Subadvisers: Cornerstone Capital	MainStay VP Balanced
Management Holdings LLC
(“Cornerstone”) and NYL Investors

	Subadviser:	MainStay VP Common Stock
	Cornerstone	MainStay VP Cornerstone Growth
MainStay VP International Equity
MainStay VP Mid Cap Core
MainStay VP S&P 500 Index

	Subadvisers:	MainStay VP Emerging Markets Equity
Candriam Belgium and Cornerstone

	Subadviser:	MainStay VP Eagle Small Cap Growth
Eagle Asset Management, Inc.

	Subadviser:	MainStay VP Janus Balanced
Janus Capital Management LLC

	Subadviser:	MainStay VP Marketfield
Marketfield Asset Management LLC

	Subadviser:	MainStay VP MFS® Utilities Portfolio
Massachusetts Financial Services
Company (“MFS”)

	Subadviser:	MainStay VP PIMCO Real Return
Pacific Investment Management
Company LLC

	Subadviser:	MainStay VP T. Rowe Price Equity Income
T. Rowe Price Associates, Inc.

	Subadviser:	MainStay VP Van Eck Global Hard Assets
Van Eck Associates Corporation

	Subadviser: MacKay Shields LLC	MainStay VP Convertible
	(“MacKay”)	MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital	MainStay VP Large Cap Growth
Management, Inc.

	Subadvisers: Epoch Investment	MainStay VP Income Builder
Partners, Inc. (“Epoch”) and MacKay

	Subadviser: Epoch	MainStay VP U.S. Small Cap

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC	Columbia Variable Portfolio — Small Cap Value Fund

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Fidelity® VIP Equity-Income Fidelity® VIP Growth Opportunities Fidelity® VIP Mid Cap

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Neuberger Berman AMT Mid-Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non- Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your Registered Representative.

(1) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans; and

(2) Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of income payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, included automatically with most policies.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is complete and accurate, and we have received all other information necessary to process the application, we will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if You paid the initial premium by check, we can delay that refund payment until Your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

Separate Account III currently consists of 74 Investment Divisions, some of which may not be available under your policy. You can also allocate your premium payment to one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $500 or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 85. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $3,000,000, and premiums over $1,000,000 require prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for purpose of effecting a 1035 exchange or Rollover. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in a form acceptable to us at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any
e-delivery credit (see “THE POLICIES – Electronic Delivery”), calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to us, but without any deduction for premium taxes. We will set forth the provision in your policy.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 85. The Annuitant must not be older than age 85.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 85 (between 0-85 for Inherited IRAs).

We will accept additional premium payments until 12 months after you reach age 85, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to Automatic Asset Rebalancing and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. The maximum amount that you can transfer to the Fixed Account in any Policy Year is $5,000. Except for Automatic Asset Rebalancing and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with Automatic Asset Rebalancing and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the Virtual Service Center.

NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the DCA Advantage Account and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions and/or an Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. Through the VSC, you can also request partial withdrawals. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	make partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy mailings and notifications.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Request Form completed in a form acceptable to us to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquires that are non- transactional may be sent through our Virtual Service Center once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted forms only for requests that do not affect your investments under the policy. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

Electronic Delivery

We are required to send you annual updates to this prospectus, as well as annual and semi-annual financial reports from the Funds. If you register to have these documents sent to you using electronic delivery, we will apply a $40 credit to your Accumulation Value in the Policy Year in which you register. We will apply this credit only one time while this policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another credit. The credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments.

Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to Automatic Asset Rebalancing. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. Amounts in the DCA Advantage Account will be transferred to the Investment Divisions or Asset Allocation Model in 6 monthly transfers. We do not count these transfers as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/ 5, 1/4, 1/3, 1/2 of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2015 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2015, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2015 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the Plan will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. Dollar cost averaging does not assure a profit or protect against a loss in declining markets.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. No more than 25% of each premium payment can be allocated to the Fixed Account, up to a maximum of $250,000. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Future Income Rider for most policies. (See Appendix 1 for more information about the availability of the Future Income Rider).

For an additional cost, we also offer the Annual Death Benefit Reset Rider. The rider is only available in those states where it has been approved. See below for a description of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) The Future Income Rider

The Future Income Rider (“FIR”) is included with most policies at no additional charge. (The availability of the FIR is subject to state approval, and certain other conditions; see Appendix 1 for more information.). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability and strength of the NYLIAC general account.

Future Income Purchases. There is a waiting period after we receive a Premium Payment before you can apply any portion of that Premium Payment to Future Income Purchases. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will give you at least 30 days notice.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchase cannot be more than $1 million. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 15 of this Prospectus. You can download a request form through the VSC. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value. We will provide you with thirty days’ notice if we decide to impose such a limit.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. For the purposes of caclulating a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal under the policy, and will proportionally reduce the guaranteed amounts under this rider.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least 5 business days before the date purchases are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a business day, on the next business day.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 15 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for 90 days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant(s) (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant, the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the Future Income Rider could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the Rider Data Page for more information about how the Future Income Purchase Rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is 13 months from the date of your last Future Income Purchase, and the latest date is five years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following when the Owner reaches age 70 1/2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in FIR payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five years or less, we will increase the FIR payments, if necessary, to an amount that will satisfy Code restrictions. We will also make such an increase to Non Qualified Policies under the same circumstances. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment, and deferring the date would likely result in a higher payment. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your Rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations, and decrease the interest rate used to recalculate Future Income Payments for deferrals. The Rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 15 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1/2.

Death Benefits under the FIR.

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because the Owner(s) or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive Proof of Death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive Proof of Death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(b) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)	the “Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The reset value calculated on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or Quarterly Statement with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. The M&E Charge is assessed based on the Accumulation Value of the policy. The M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value. The M&E charge may vary based on the Accumulation Value of the policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

Policy Service Charge

We deduct an annual policy service charge of $40 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Option, and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

Annual Death Benefit Reset (ADBR) Rider Charge (optional)

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future

Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received. Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request on a form acceptable to us to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and we have received all other information necessary to process the request, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online, using the VSC. Currently online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct any state premium tax, if applicable, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options and/or the DCA Advantage Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Options, we will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your completed request at the VPSC or online, through the VSC. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by us and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The 10% penalty tax, if applicable, and provisions applicable to partial withdrawals, apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum Age for making a premium payment as shown on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to us to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 15 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

For policies with one Annuitant, if the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant, and the policy will continue.

If the Annuitant (last surviving Annuitant, for joint Annuitant policies) dies after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a)	Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the Policy Data Page of your policy. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment Option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment Options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value. (See “FEDERAL TAX MATTERS.”)

Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b)	Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account . When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account . We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 15 of this Prospectus. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your estate. However, if the policyowner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner’s estate.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Complete Access Variable Annuity II .”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

THE FIXED ACCOUNT

The Fixed Account is held by the assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your Registered Representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one year periods from which the allocation or transfer was made. This rate is guaranteed until the next policy anniversary. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year. The highest attained Fixed Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Accumulation Value is zero, all previous Fixed Account values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

The maximum amount that may be transferred into the Fixed Account (if applicable) in a Policy Year from the Investment Divisions or an Asset Allocation Model is described in the Policy Data Page. Currently that amount is $5,000. Except as part of an existing request relating to the DCA Advantage Account, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in a form acceptable to us and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

We will deduct partial withdrawals from the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of FIR payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the FIR payments and the Accumulation Value.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section  403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,000 for 2014 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $2,500 for 2014 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once FIR payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The FIR payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The FIR payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. Your should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

FATCA

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York

Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 6.25% of all premiums received. Sales of the policies will begin on or around May 1, 2015. No commissions have yet been paid on sales of the policies.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Complete Access Variable Annuity II Statement of Additional Information.

The New York Life Complete Access Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center
Madison Square Station
P.O. Box 922
New York, NY 10159

Please send me a New York Life Complete Access Variable Annuity II Statement of Additional Information dated May 1, 2015:

Name

Address

City                                         State                                                                                  Zip

Appendix 1

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

	Base Policy Issue Ages *	0-80
	FIR Availability **	0-80
Non Qualified	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84

	Base Policy Issue Ages*	18-80
	FIR Availability **	18-68 1/2
Traditional IRA	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1/2
	Latest FIR Purchase	Age 68 1/2
	Base Policy Issue Ages*	18-80
	FIR Availability **	20-80
Roth IRA	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84

	Base Policy Issue Ages*	0-80
	FIR Availability **	Not available
Inherited IRA	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
SEP IRA / SIMPLE IRA	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

PART C. OTHER INFORMATION

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement, dated August 2, 1995 between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Complete Access Variable Annuity (No. 208-190)- Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (4)(a) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-158552), filed 4/13/09 and incorporated herein by reference.

(4)(b)	Earnings Enhancement Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(c)	Enhanced Spousal Continuance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(d)	Annual Death Benefit Reset Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e)	Enhanced Beneficiary Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	Unemployment Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(g)	UPromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h)	Living Needs Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(i)	Living Needs Benefit/Unemployment Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(4)(j)	Specimen Policy for New York Life Complete Access Variable Annuity II – Filed herewith.

(4)(k)	Form of Annual Death Benefit Reset Rider – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/15 and incorporated herein by reference.

(4)(l)

Form of Future Income Rider – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(u) to Post-Effective Amendment 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/15 and incorporated herein by reference.

(5)(a)	Form of application for policies for New York Life Premier Plus (formerly Extra Credit), New York Life Premier (formerly Smart Value) and New York Life Complete Access Variable Annuities - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (5)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No. 333-156018), filed 12/9/08 and incorporated herein by reference.

(5)(b)	Form of Application for policies for Individual Flexible Premium Deferred Variable Annuity - Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed as
Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC - Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(g)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(k)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(m)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(n)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(o)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(p)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(q)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(r)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(s)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(w)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(b)(b)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8)(c)(c)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(d)(d)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(e)(e)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(f)(f)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(g)(g)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(h)(h)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) ad Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(i)(i)	Form of PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(j)(j)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(k)(k)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(l)(l)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(m)(m)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(n)(n)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(o)(o)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(9)	Opinion and Consent of Sara L. Badler, Esq. - Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(a) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-158552), filed 4/15/14 and incorporated herein by reference.

(10)(b)	Powers of Attorney for Christopher Ashe, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(c)	Powers of Attorney for David G. Bedard, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(c) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(d)	Powers of Attorney for Christopher O. Blunt, Director, Executive Vice President and Co- President Insurance & Agency Group of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(d) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(e)	Powers of Attorney for David Cruz, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10(f)	Powers of Attorney for John T. Fleurant, Director, Executive Vice President and Chief Financial Officer of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(f) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(g)	Powers of Attorney for Robert M. Gardner, Director and Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(g) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(h)	Powers of Attorney for John Y. Kim, Director, Vice Chairman and President Investments Group of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(i)	Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(i) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(j)	Powers of Attorney for Mark W. Pfaff, Executive Vice President & Co-President Insurance & Agency Group of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(k)	Powers of Attorney for Arthur H. Seter, Director, Senior Vice President & Chief Investment Officer of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(k) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(l)	Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer & Chief Actuary of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(l) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(10)(m)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(m) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Computations - Previously filed as Exhibit (13) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33- 53342), filed 4/16/98 and incorporated herein by reference.

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Director, Chairman & President
Christopher Ashe	Director & Senior Vice President
David G. Bedard	Director & Senior Vice President
Christopher O. Blunt	Director, Executive Vice President & Co-President Insurance & Agency Group
David Cruz	Director & Senior Vice President
John T. Fleurant	Director, Executive Vice President & Chief Financial Officer
Robert M. Gardner	Director & Vice President
John Y. Kim	Director, Vice Chairman & President Investments Group
Mark W. Pfaff	Director, Executive Vice President & Co-President Insurance & Agency Group
Arthur H. Seter	Director, Senior Vice President & Chief Investment Officer
Joel M. Steinberg	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Susan A. Thrope	Director
Sara L. Badler	Senior Vice President & Legal Officer
Annamaria Banaszek	Senior Vice President
Joseph M. Bennett	Senior Vice President
Scott L. Berlin	Senior Vice President
David J. Castellani	Senior Vice President
Thomas Cole	Senior Vice President
Michael Del Secolo	Senior Vice President & Chief Technology Officer
Craig L. DeSanto	Senior Vice President & Actuary
Robert A. DiMella	Senior Vice President
Thomas F. English	Senior Vice President & Chief Legal Officer
Stephen P. Fisher	Senior Vice President
Thomas J. Girard	Senior Vice President
Troy E. Glover	Senior Vice President
Matthew M. Grove	Senior Vice President
Robert J. Hebron	Senior Vice President
Thomas A. Hendry	Senior Vice President & Treasurer
John M. Loffredo	Senior Vice President
Anthony R. Malloy	Senior Vice President
Gail A. McDermott	Senior Vice President
Barbara J. McInerney	Senior Vice President & Chief Compliance Officer
Francis Ok	Senior Vice President
Michael M. Oleske	Senior Vice President & Chief Tax Counsel
Susan L. Paternoster	Senior Vice President
Gideon A. Pell	Senior Vice President
Jeffrey S. Phlegar	Senior Vice President
Dan C. Roberts	Senior Vice President
Gerard A. Rocchi	Senior Vice President
Jerrold K. Senser	Senior Vice President
George S. Shively	Senior Vice President & Legal Officer
Mark W. Talgo	Senior Vice President
Jae Yoon	Senior Vice President
Mitchell P. Ascione	Vice President
Steven Attias	Vice President & Chief Information Security Officer
Karen A. Bain	Vice President - Tax
Lee C. Baker	Vice President
Judy R. Bartlett	Vice President & Associate Legal Officer
Jacqueline M. Barton	Vice President
John Bonvouloir	Vice President
Elizabeth Brill	Vice President & Actuary
Jeanne M. Carbone	Vice President
Christopher H. Carey	Vice President
Ramon A. Casanova	Vice President & Actuary
Roger Chen	Vice President
Louis N. Cohen	Vice President
James J. Cristallo	Vice President & Actuary
Paul K. Cunningham	Vice President
Karen J. DeToro	Vice President
Robert H. Dial	Vice President
Mayra L. Diaz	Vice President
Kathleen A. Donnelly	Vice President
Robert Donohue	Vice President & Assistant Treasurer
Michael G. Dubrow	Vice President
Jonathan Feinstein	Vice President
Robert E. Ferguson	Vice President
Anthony Ferraro	Vice President & Actuary
Edward J. Fitzgerald	Vice President
Michael Fong	Vice President & Actuary
Stephanie A. Frawley	Vice President
Brian Furlong	Vice President
Thomas J. Gangemi	Vice President
Ross M. Goldstein	Vice President
Nicholas Grecco	Vice President
Jane L. Hamrick	Vice President & Actuary
Thomas S. Heller	Vice President
Eric S. Hoffman	Vice President
Dylan W. Huang	Vice President & Actuary
Joseph E. Hynes	Vice President
Robert J. Hynes	Vice President
Robert Karmen	Vice President & Associate Legal Officer
Jeffrey Killian	Vice President
Michael Kimble	Vice President
Joseph D. Koltisko	Vice President
Linda M. Kraus	Vice President
Jodi L. Kravitz	Vice President & Actuary
Melissa Kuan	Vice President
Michael P. Lackey	Vice President
Karen J. Lamp	Vice President & Associate Legal Officer
Richard B. Leber	Vice President, Associate Legal Officer & Assistant Secretary
Scott L. Lenz	Vice President & Associate Tax Counsel
Brian C. Loutrel	Vice President & Chief Privacy Officer
Eric J. Lynn	Vice President & Actuary
Ralph S. Marinaccio	Vice President
Conner McGee	Vice President
Timothy M. McGinnis	Vice President
Stephen J. McNamara	Vice President & Actuary
Eric A. Moffitt	Vice President
Ryan J. Morris	Vice President & Actuary
Jaime Mosquera	Vice President & Actuary
Corey B. Multer	Vice President
Marijo F. Murphy	Vice President
Charles E. Nachman	Vice President
Kathleen Navarro	Vice President
Nicholas Pasyanos	Vice President & Actuary
Valerie L. Perry	Vice President - Underwriting
Mike Petty	Vice President
Paul Quartararo	Vice President & Chief Medical Officer
Janis C. Rubin	Vice President
Amaury J. Rzad	Vice President
Richard C. Schwartz	Vice President & Actuary
Scott R. Seewald	Vice President
Joseph J. Shannon	Vice President
Irwin Silber	Vice President & Actuary
Kevin M. Smith	Vice President
Thomas C. Sorg	Vice President
Andrew P. Starr	Vice President
Monica Suryapranata	Vice President & Actuary
Matthew T. Swanson	Vice President
William P. Tate	Vice President
Sandra G. Tillotson	Vice President
Thomas J. Troeller	Vice President & Actuary
John Vaccaro	Vice President
Victor A. Verastegui	Vice President
Taylor Wagenseil	Vice President
Robin M. Wagner	Vice President
Richard M. Walsh	Vice President
Scott W. Weinstein	Vice President
Charles A. Whites	Vice President & Associate Legal Officer
Michellen Wildin	Vice President
Matthew D. Wion	Vice President & Actuary
Michael A. Yashnyk	Vice President
Paul Zeng	Vice President & Actuary
Anna Louise Bidwell	Associate Legal Officer & Secretary

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust (1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Investors LLC	Delaware
NYL Investors (U.K.) Limited	United Kingdom
NYL Real Assets LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund[1]	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
New York Life International Holdings Limited	Mauritius	95%[2]
New York Life International India Fund Mauritius LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. Mauritius LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%[3]
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
NYLIM Jacob Ballas India Holdings IV	Mauritius
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Shields Short Term Opportunities Fund LP	Delaware
Plainview Funds plc	Ireland	50% (MacKay Shields Employee: 50%)
MacKay Shields High Yield Active Core Fund GP LLC Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields (International) Ltd. (“MSIL”)	UK
MacKay Shields (Services) Ltd. (“MSSL”)	UK
MacKay Shields UK LLP(MSIL: 99%; MSSL: 1%)	UK
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master), LP	Delaware
Madison Capital Funding LLC	Delaware
Madison Avenue Loan Fund GP LLC	Delaware
Madison Avenue Loan Fund LP	Delaware
MCF Co-Investment GP LLC	Delaware
MCF Co-Investment GP LP	Delaware
Madison Capital Funding Co-Investment Fund LP	Delaware
MCF Fund I LLC	Delaware
Warwick McAlester Holdings, LLC	Delaware
Chancellor Lane, LLC (dba Sullivan Flotation Systems, Inc)	Delaware
Electric Avenue, LLC (dba Atlantic-Meeco Holding, Inc.)	Delaware
MCF Capital Management LLC (“MCFCMLLC”)	Delaware
Cornerstone Capital Management Holdings LLC	Delaware
Cornerstone Capital Management, LLC	Delaware	51%
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	Delaware
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker A, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker B, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker C, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker D, LP	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	Delaware
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.à.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.à.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLCAP India Funding III LLC	Delaware
NYLCAP Holdings	Mauritius
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
New York Life Investment Management Holdings International	Luxembourg
New York Life Investment Management Holdings II International	Luxembourg
New York Life Investment Management Global Holdings S.a.r.l.	Luxembourg
Candriam Luxco S.a.r.l.	Luxembourg
Candriam Luxembourg	Luxembourg	97.66%[4]
Candriam France	France
Candriam Dublin	Ireland
Candriam Belgium (“CANBELG”)	Belgium	99.99%[5]
Ausbil Investment Management Limited	Australia	72.31%
Ausbil Australia Pty. Ltd.	Australia
Ausbil Asset Management Pty. Ltd.	Australia
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware	64.25%
Alternative Fund LV, LLC	Delaware
Alternative Fund LV II, LLC	Delaware
Private Advisors Alternative Asset Fund LLC	Delaware
PACIF GP, LLC	Delaware
Private Advisors Coinvestment Fund, LP	Delaware
PACIF II GP, LLC	Delaware
Private Advisors Coinvestment Fund II LP	Delaware
PACIF III GP, LLC	Delaware
Private Advisors Coinvestment Fund III, LP	Delaware
PACIF Carry Parent, LLC	Delaware
PACIF Carry, LLC	Delaware
PACIF II Carry Parent, LLC	Delaware
PACIF II Carry, LLC	Delaware
PACIF III Carry Parent, LLC	Delaware
PACIF III Carry, LLC	Delaware
Private Advisors Distressed Opportunities Fund, L.P.	Delaware
PA Hedged Equity Fund, L.P.	Delaware
Private Advisors Hedged Equity Fund (QP), L.P.	Delaware
Private Advisors Hedged Equity Master Fund	Delaware
PAPEF GP, LLC	Delaware
Private Advisors Private Equity Fund, L.P.	Delaware
PAPEF Carry Parent, LLC	Delaware
PAPEF Carry, LLC	Delaware
Private Advisors Income Fund, L.P.	Delaware
Private Advisors Small Company Buyout Fund, L.P. (“PASCBF”)	Delaware
Private Advisors Alternative Small Company Buyout Fund, L.P. (“PAASCBF”)	Delaware
Small Company Buyout Blocker Corp. (“Smallco Blocker”)	Delaware
Small Company Buyout ECI, LP	Delaware	PASCBF: 88.6%; Smallco Blocker: 11.4%
Small Company Buyout Holding, LP	Delaware	PASCBF: 88.6%; PAASCBF: 11.4%
Private Advisors Small Company Buyout Fund II, L.P.	Delaware
PASCBF III GP, LLC	Delaware
Private Advisors Small Company Buyout Fund III, LP	Delaware
PASCBF IV GP, LLC	Delaware
Private Advisors Small Company Buyout Fund IV, LP	Delaware
PASCBF IV Carry Parent, LLC	Delaware
PASCBF IV Carry, LLC	Delaware
PACSBF V Carry Parent, LLC	Delaware
PASCBF Carry, LLC	Delaware
PASCBF V GP, LLC	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware
Private Advisors Small Company Buyout Fund V-Erisa Fund, LP	Delaware
PASCPEF VI Carry Parent, LLC	Delaware
PASCPEF VI Carry, LLC	Delaware
PASCPEF VI GP, LLC	Delaware
Private Advisors Small Company Private Equity Fund VI, LP	Delaware
Montpelier Carry Parent, LLC	Delaware	PALLC: 50%; MCFCMLLC: 50%
Montpelier Carry, LLC	Delaware
Montpelier GP, LLC	Delaware	PALLC: 50%; MCFCMLLC: 50%
Montpelier Fund, L.P.	Delaware
Cuyahoga Capital Partners I Management Group, LLC	Delaware
Cuyahoga Capital Partners I, L.P.	Delaware
Cuyahoga Capital Partners II Management Group LLC	Delaware
Cuyahoga Capital Partners II LP	Delaware
Cuyahoga Capital Partners III Management Group LLC	Delaware
Cuyahoga Capital Partners III LP	Delaware
Cuyahoga Capital Partners IV Management Group LLC	Delaware
Cuyahoga Capital Partners IV LP	Delaware
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	Delaware
Cuyahoga Capital Emerging Buyout Partners LP	Delaware
Undiscovered Value Fund, LP	Delaware
UVF GP, LLC	Delaware
Flatiron CLO 2014-2 Ltd.	Cayman Islands
Flatiron CLO 2015-1 Ltd	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Aegean MA LLC	Delaware
REEP-IND Chino CA LLC	Delaware
REEP-IND Continental NC LLC	Delaware
LRC-Patriot, LLC	Delaware	93%
REEP-LRC Industrial LLC	Delaware
REEP-IND FREEDOM MA LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND Forest Park NJ LLC	Delaware
FP Building 4 LLC	Delaware
FP Building 1-2-3 LLC	Delaware
FP Building 17, LLC	Delaware
FP Building 18, LLC	Delaware
FP Building 19, LLC	Delaware
FP Building 20, LLC	Delaware
FP Mantua Grove LLC	Delaware
FP Lot 1.01 LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND LYMAN MA LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-IND RTG NC LLC	Delaware
REEP-IND Valwood TX LLC	Delaware
REEP-MF Chandler AZ LLC	Delaware
REEP-MF Cumberland TN LLC	Delaware
Cumberland Apartments, LLC	Tennessee
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Marina Landing WA LLC	Delaware
REEP-SP Marina Landing LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Wallingford LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 525 N Tryon NC LLC	Delaware
525 Charlotte Office LLC	Delaware	95%
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
REEP-OFC DRAKES LANDING CA LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
REEP-RTL Bradford PA LLC	Delaware
REEP-RTL OAK PARK NJ LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%

1	Control is by virtue of NYLIC and subsidiaries being general partners.
2	NYL Cayman Holdings Ltd. owns 5.0%.
3	NYL Worldwide Capital Investment LLC owns 0.002%.
4	1 share owned by Candriam Luxco S.a.r.l
5	.01% owned by New York Life Investment Management Global Holdings S.a.r.l.

ITEM 27.    NUMBER OF CONTRACT OWNERS

As of the date of this filing, sales of the policies have not commenced.

ITEM 28.    INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Series Fund

McMorgan Funds

NYLIM Institutional Funds

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Stephen P. Fisher	Chairman & Chief Executive Officer
Robert M. Gardner	Manager
Franke Harte	Manager, Senior Managing Director and Chief Financial Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
John W. Akkerman	Senior Managing Director, MacKay Shields Institutional Sales
David Cruz	Senior Managing Director, Individual Annuities
Matthew M. Grove	Senior Managing Director, Individual Annuities
Yie-Hsin Hung	Senior Managing Director, Investments Boutique
Barbara J. McInerney	Senior Managing Director, Compliance
Patrick M. Murphy	Senior Managing Director, Retirement Plan Services
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Tod K. Childress	Managing Director, Private Advisors Institutional Sales
Mark A. Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
David S. Hescheles	Managing Director, Third Party Distribution
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, US Life and Agency Product Consulting
Amanda S. Parness	Managing Director, GoldPoint Partners Institutional Sales
Robin M. Wagner	Managing Director and Chief Compliance Officer
Brian D. Wickwire	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Karen A. Bain	Vice President - Tax
George S. Shively	Secretary
Marta Hansen	Director, Financial Operations Principal and Treasurer
Rafaela M. Herrera	Director, Compliance and Sales Material Review
Linda M. Howard	Director, Compliance, Anti-Money Laundering Officer and Office of Foreign Assets Control Officer
Paula Taylor	Director, Retirement Plan Services

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31. MANAGEMENT SERVICES - Not applicable.

ITEM 32. UNDERTAKINGS - Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the NYLIAC New York Life Complete Access Variable Annuity Policy are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a)(1) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 6th day of February, 2015.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III
(Registrant)

By:	/s/ Dylan W. Huang
Name: Dylan W. Huang
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Dylan W. Huang
Name: Dylan W. Huang
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher Ashe *	Director
David G. Bedard*	Director
Christopher O. Blunt*	Director
David Cruz*	Director
John T. Fleurant*	Director and Chief Financial Officer
Robert M. Gardner*	Director (Principal Accounting Officer)
John Y. Kim*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Mark W. Pfaff*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By	/s/ Dylan W. Huang
Dylan W. Huang
Attorney-in-Fact
February 6, 2015

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(4)(j)	Specimen Policy for New York Life Complete Access Variable Annuity II

(9)	Opinion and Consent of Sara L. Badler, Esq.